Nuveen
Money Market Funds
Funds



Prospectus/Annual Report



Dependable, tax-free income
to help you keep more of
what you earn.



                                     [PHOTO OF COUPLE APPEARS HERE]



Tax-Exempt

Contents


 1  Dear Shareholder

 3  Prospectus

 5  Fund Expenses

 5  Highlights

 8  Financial Highlights

10  Yield

10  The Fund and its Investment Objective

10  Investment Policies

15  Management of the Fund

16  Net asset value

16  Dividends

17  Suitability

17  How to buy Fund Shares

18  Other Shareholder Programs

19  How to redeem Fund Shares

21  Taxes

23  General Information

25  Annual Report Financial Section

26  Portfolio of Investments

33  Statement of Net Assets

34  Statement of Operations

35  Statement of Changes in Net Assets

36  Notes to Financial Statements

39  Financial Highlights

42  Report of Independent Public Accountants

43  Fund Information

                           Dear Shareholder

[PHOTO OF                  It is a pleasure to report to you on the performance
TIMOTHY R. SCHWERTFEGER    of the Nuveen Tax-Exempt Money Market Fund for the
APPEARS HERE]              year ended February 28, 1997, and to send you an
                           updated prospectus for the fund. Inside this report
Timothy R. Schwertfeger    you will find the fund's financial information,
                           including the portfolio of investments, statement of net assets, and financial highlights; located after the prospectus.

                           During this 12-month period the fund continued to achieve its goal of delivering attractive tax-free income from a portfolio of quality short-term municipal securities. As of the end of February, investors were receiving a tax-free yield of 3.02%.

                           The Nuveen money market funds have done well in generating tax-fee income for investors while preserving net asset value stability so critical to investor confidence. Your money market fund has continued to deliver safety and liquidity, which is especially comforting during periods of market volatility. Money market funds remain a valuable and convenient investment alternative.

                           Nuveen prides itself on providing attractive tax-free income to more than 1.3 million shareholders. Thank you for your continued confidence in Nuveen and our family of investments.

                           Sincerely,

                           /s/ Timothy R. Schwertfeger
                           Timothy R. Schwertfeger
                           Chairman of the Board

                           April 14, 1997

Nuveen Tax-Exempt
Money Market Fund, Inc.
Prospectus

April 29, 1997


Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diversified management investment company with the objective of providing as high a level of current interest income exempt from federal income taxes as is consistent, in the view of Fund management, with stability of principal and maintenance of liquidity through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations. The Fund will value its portfolio securities at amortized cost and seek to maintain a net asset value of $1.00 per share.

The Fund is designed as a convenient investment vehicle for institutional investors with temporary cash balances such as trust departments, trust companies, and banks acting as agent, adviser, or custodian. It is equally appropriate for the investment of short-term funds held or managed by corporations, insurance companies, investment counselors, law firms, broker-dealers and individuals.

This Prospectus, which should be retained for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A "Statement of Additional Information" dated April 29, 1997, containing further information about the Fund, has been filed with the Securities and Exchange Commission, is incorporated by reference into this Prospectus, and may be obtained without charge from John Nuveen & Co. Incorporated by calling (800) 858-4084.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


John Nuveen & Co. Incorporated
For information, call toll-free (800) 858-4084

Prospectus



  5  Fund expenses

  5  Highlights

  8  Financial highlights

 10  Yield

 10  The Fund and its investment objective

 10  Investment policies

 15  Management of the Fund

 16  Net asset value

 16  Dividends

 17  Suitability

 17  How to buy Fund shares

 18  Other Shareholder Programs

 19  How to redeem Fund shares

 21  Taxes

 23  General information

Fund Expenses

The following tables illustrate all expenses and fees that a shareholder of the Fund will incur. The expenses and fees shown are for the fiscal year ended February 28, 1997.

Shareholder transaction expenses
------------------------------------------------------------------------
Sales load imposed on purchases                                  None
Sales load imposed on reinvested dividends                       None
Redemption fees                                                  None
Exchange fees                                                    None
------------------------------------------------------------------------

Annual operating expenses (as a percentage of average daily net assets)
------------------------------------------------------------------------
Management fees                                                  .40%
12b-1 fees                                                       None
Other operating expenses                                         .04%
Total expenses                                                   .44%

The purpose of the foregoing tables is to help the investor understand all expenses and fees that an investor in the Fund will bear directly or indirectly. As discussed under "Management of the Fund," the management fee is reduced or Nuveen Advisory assumes certain expenses so as to prevent the total expenses of the Fund in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

The following example illustrates the expenses that an investor would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

1 Year               3 Years             5 Years             10 Years
------------------------------------------------------------------------
$5                    $14                 $25                  $55
------------------------------------------------------------------------


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown. This example assumes that the percentage amounts listed under Annual Operating Expenses remain the same in each of the periods.

Highlights

Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is an open-end, diver-sified management investment company with the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund values its portfolio at amortized cost and seeks to maintain a net asset value of $1.00 per share. There is no guarantee that this value will be maintained. See "Net Asset Value" on page 16 and "The Fund and Its Investment Objective" on page 10.

The Fund intends to qualify, as it has in prior years, for tax treatment as a regulated investment company and to satisfy conditions that will enable interest income which is exempt from federal income tax in the hands of the Fund to retain such tax-exempt status when distributed to the shareholders of the Fund. Dividends may not be exempt from state or local income taxes. See "Taxes" on page 21.

How to Buy Fund Shares

Fund shares may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business ("business days") at the net asset value next determined after an order is received together with payment in federal funds. The minimum initial investment is $25,000. Subsequent investments for the account of the shareholder must be in amounts of $500 or more. See "How to Buy Fund Shares" on page 17.

How to Redeem Fund Shares

Shareholders may redeem shares at net asset value next computed after receipt of a redemption request in proper form on any business day. There is no redemption fee. See "How to Redeem Fund Shares" on page 19.

Dividends

The Fund declares dividends daily from its accumulated net income and distributes the dividends monthly in the form of additional shares or, at the option of the investor, in cash. See "Dividends" on page 16.

Investment Adviser and Principal Underwriter

John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter of the Fund. Nuveen Advisory Corp. ("Nuveen Advisory"), a wholly-owned subsidiary of Nuveen, acts as the Fund's investment adviser and receives an annual fee of .4 of 1% of the average daily net asset value of the Fund. The management fee is reduced to .375 of 1%, .350 of 1% and .325 of 1% of the average daily net asset value over $500,000,000, $1,000,000,000, and $2,000,000,000, respectively. See
"Management of the Fund" on page 15.

Investments

The Fund invests primarily in municipal money market instruments. The Fund may from time to time invest a portion of its assets in debt obligations which are not rated, and variable rate or floating rate obligations. Each of these investments and practices involves certain risk factors. Investors are urged to read the descriptions set forth in this Prospectus of these investments and practices. See "Investment Policies" on page 10.

The information set forth above should be read in conjunction with the detailed information set forth elsewhere in this Prospectus.

Financial Highlights

             Financial Highlights



             The following financial information has been derived from the Fund's financial statements which have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, and should be read in conjunction with the financial statements and related notes, appearing at the back of this Prospectus.


             Selected data for a share outstanding throughout each period is as follows:

                                         Income from
                                    Investment Operations           Less Distributions
                                 --------------------------    ---------------------------
                                                        Net
                          Net                  realized and     Dividends                        Net     Total
                        asset                    unrealized     from tax-                      asset    return
                        value           Net     gain (loss)    exempt net    Distributions     value    on net
                    beginning    investment            from    investment     from capital    end of     asset
                    of period        income     investments        income            gains    period     value
-----------------------------------------------------------------------------------------------------------------
Year ended,
     2/28/97           $1.000         $.031             $--       $(.031)              $--    $1.000      3.11%
     2/29/96            1.000          .034              --        (.034)               --     1.000      3.42
     2/28/95            1.000          .027              --        (.027)               --     1.000      2.69
     2/28/94            1.000          .020              --        (.020)               --     1.000      2.04
     2/28/93            1.000          .026              --        (.026)               --     1.000      2.57

10/1/91 to 2/29/92      1.000          .016              --        (.016)               --     1.000      1.56

Year ended,
     9/30/91            1.000          .049              --        (.049)               --     1.000      4.85
     9/30/90            1.000          .058              --        (.058)               --     1.000      5.75
     9/30/89            1.000          .060              --        (.060)               --     1.000      6.00
     9/30/88            1.000          .049              --        (.049)               --     1.000      4.89
-----------------------------------------------------------------------------------------------------------------
             *Annualized.

                                  Nuveen Tax-Exempt Money Market Fund Prospectus

                                                                  April 29, 1997


                             Ratios/Supplemental Data
                    ------------------------------------------
                                                         Ratio
                                                        of net
                                        Ratio of    investment
                        Net assets      expenses     income to
                     end of period    to average       average
                    (in thousands)    net assets    net assets
--------------------------------------------------------------
Year ended,
     2/28/97            $  515,403           .44%         3.10%
     2/29/96               610,053           .44          3.43
     2/28/95               759,244           .44          2.65
     2/28/94               975,833           .42          2.04
     2/28/93             1,597,014           .40          2.58

10/1/91 to 2/29/92       2,332,021           .39*         3.71*

Year ended,
     9/30/91             1,927,583           .38          4.81
     9/30/90             1,800,966           .40          5.74
     9/30/89             1,756,725           .39          6.02
     9/30/88             2,044,479           .39          4.90
--------------------------------------------------------------

Yield

From time to time the Fund may advertise its "yield," "effective yield" and "taxable equivalent yield." The "yield" of the Fund is based on the income generated by an investment in the Fund over a seven day period. The income is then annualized, i.e. the amount of the income generated by the investment during that week is assumed to be generated each week over a 52-week period and is expressed as a percentage of the investment. "Effective yield" is calculated similarly except that, when annualized, the income earned by the investment is assumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an investor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equivalent yield quotation will be higher than the yield or the effective yield quotations. Additional information concerning the Fund's performance figures appears in the Statement of Additional Information.

Based on the seven-day period ended February 28, 1997, the Fund's yield, effective yield and taxable equivalent yield (using the maximum federal income tax rate of 39.6%) were 3.02%, 3.07% and 5.00%, respectively.

This Prospectus may be in use for a full year and it can be expected that during this period there will be material fluctuations in yield from that quoted above. For information as to current yields, please call Nuveen at (800) 858-4084.

The Fund and Its Investment Objective

The Fund is an open-end, diversified management investment company which has the objective of providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations (described below), as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund's management, with stability of principal and the maintenance of liquidity. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the shares. The Fund values its portfolio securities at amortized cost and seeks to maintain a constant net asset value of $1.00 per share. There is risk in all investments and, therefore, there can be no assurance that the Fund's objective will be achieved.

Investment Policies

In General

The Fund's investment portfolio will consist primarily of short-term Municipal Obligations which at the time of purchase are eligible for purchase by money market funds under applicable guidelines of the Securities and Exchange Commission ("SEC"), and are: (1) bonds rated within the two highest long-term grades by Moody's Investor Service Inc. ("Moody's") -Aaa or Aa, or by Standard & Poor's Corporation ("S&P") -AAA or AA respectively, or, in the case of municipal notes, rated MIG-1 or VMIG-1 by Moody's or SP-1 by S&P, or, in the case of municipal commercial paper, rated Prime-1 by Moody's or A-1 by S&P; (2) unrated obligations which, in the opinion of Nuveen Advisory, have credit characteristics at least equivalent to obligations rated Aa, MIG-1, VMIG-1 or Prime-1 by Moody's, or AA, SP-1 or A-1 by S&P; or (3) obligations exempt from federal income tax which at the time of purchase are backed by the full faith and credit of the U.S. Government as to payment of principal and interest.

The investment portfolio of the Fund will be limited to obligations maturing within 397 days from the date of acquisition or that have variable or floating rates of interest (such rates vary with changes in specified market rates or indices such as a bank prime rate or tax-exempt money market index). The Fund may invest in such variable and floating rate instruments even if they carry stated maturities in excess of 397 days, provided that (1) certain conditions contained in rules issued by the SEC under the Investment Company Act of 1940 are satisfied and (2) they permit the Fund to recover the full principal amount thereof upon specified notice. The Fund's right to obtain payment on such an instrument could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due.

The ratings of Moody's and S&P represent their opinions as to the quality of those Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risks in purchasing unrated Municipal Obligations.

The types of short-term Municipal Obligations in which the Fund may invest include bond anticipation notes, tax anticipation notes, revenue anticipation notes, construction loan notes to provide construction financing of specific projects and bank notes issued by governmental authorities to commercial banks as evidence of borrowings. Since these short-term securities frequently serve as interim financing pending receipt of anticipated funds from the issuance of long-term bonds, tax collections or other anticipated future revenues, a weakness in an issuer's ability to obtain such funds as anticipated could adversely affect the issuer's ability to meet its obligations on these short-term securities.

Because the Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund has obtained commitments (each, a "Commitment") from MBIA Insurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by one of the banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial condition of the Approved Bank had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or value of the Fund's shares, the Fund believes that its ability to

------
11
obtain insurance for such bonds under such adverse circumstances will enable the Fund to hold or dispose of such bonds at a price at or near their par value.

The Fund intends to remain as fully invested in municipal securities as is prudent or practical under the circumstances. The Fund to date has not purchased and has no present intention to purchase "temporary investments," the income from which is subject to federal income tax. However, the Fund may invest not more than 20% of its net assets in such temporary investments. Further, during extraordinary circumstances, the Fund may, for defensive purposes, invest more than 20% of its net assets in such temporary investments. The Fund will invest only in temporary investments with remaining maturities of one year or less which, in the opinion of Nuveen Advisory, are of "high grade" quality.

The SEC has recently adopted amendments and proposed further amendments to Rule 2a-7 under the Investment Company Act of 1940. Although these amendments have not yet become effective and the Fund has not yet amended its amortized cost procedures to implement changes that would be required by these amendments, the Fund will adhere at all times to all requirements of Rule 2a-7.

Because investments of the Fund will consist of securities with relatively short maturities, the Fund can expect to have a high portfolio turnover rate. The Fund will maintain a dollar-weighted average portfolio maturity of not more than 90 days. During the fiscal year ended February 28, 1997, the average maturity of the Fund's portfolio ranged from 25 to 61 days.

Municipal Obligations

Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.

Two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

------
12

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues.

Municipal Obligations also include very short-term unsecured, negotiable promissory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the extent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those mentioned above.

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction and at the time of delivery the market value may be less than cost.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

------
13

Certain Fundamental Investment Policies

The Fund, as a fundamental policy, may not: (1) invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities; (2) borrow money, except from banks for temporary or emergency purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities; (3) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings for temporary or emergency purposes, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets; (4) make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations; (5) invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years; (6) invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations; or (7) invest more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitation shall not be applicable to the purchase of Municipal Obligations and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of applying the limitations of clauses (1) and
(5), the "issuer" of a security shall be deemed to be the entity whose assets and revenues are committed to the payment of principal and interest on such security, provided that the guarantee of an instrument will be considered a separate security (subject to certain exclusions allowed under the Investment Company Act of 1940). The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.


For a more complete description of the fundamental and non-fundamental investment policies summarized above and the other fundamental investment policies applicable to the Fund, see the Statement of Additional Information. The investment policies specifically identified as fundamental, together with the Fund's investment objective, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined by the Investment Company Act of 1940, this means the vote of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

------
14

Management of the Fund

The management of the Fund, including general supervision of the duties performed by Nuveen Advisory under the Investment Management Agreement, is the responsibility of the Fund's Board of Directors.

Nuveen Advisory acts as the investment adviser for and manages the investment and reinvestment of the assets of the Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory also administers the Fund's business affairs, acts as pricing agent for the Fund, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

For the services and facilities furnished by Nuveen Advisory, the Fund has agreed to pay an annual management fee as follows:

Average daily net asset value of the Fund       Management fee
-----------------------------------------------------------------
For the first $500 million.                          400 of 1%
For the next $500 million                           .375 of 1%
For the next $1 billion                             .350 of 1%
For assets over $2 billion.                         .325 of 1%
-----------------------------------------------------------------

All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the management fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations.

The management fee will be reduced or Nuveen Advisory will assume certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund. For the fiscal year ended February 28, 1997, the management fee amounted to .40 of 1% of the Fund's average daily net assets, and total expenses amounted to .44 of 1% of the Fund's average daily net assets.

Nuveen Advisory currently serves as investment adviser to 42 open-end funds (the "Nuveen Mutual Funds") and 52 exchange-traded municipal securities funds (the "Nuveen Exchange-Traded Funds"). As of the date of this Prospectus, Nuveen Advisory manages approximately $34 billion in assets held by the Nuveen Mutual Funds and the Nuveen Exchange-Traded Funds.

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen, the principal underwriter of the Fund's shares, is sponsor of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. It is also the principal underwriter of the Nuveen Mutual Funds, and served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,000,000 individuals have

------
15
invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

Net Asset Value

The net asset value of the Fund's shares is determined by The Chase Manhattan Bank, the Fund's custodian, at 12:00 noon Eastern Time on (1) each day on which the Federal Reserve Bank of Boston is normally open for business (a "business day") and (2) on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities such that the current net asset value of the Fund's shares might be materially affected by changes in the value of portfolio securities. The net asset value per share will be computed by dividing the sum of the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

The Fund seeks to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securities on the basis of their amortized cost. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. For a more complete description of this valuation method and its effect on existing and prospective shareholders, see the Statement of Additional Information. There can be no assurance that the Fund will be able at all times to maintain a net asset value of $1.00 per share.

Dividends

All of the net income of the Fund is declared on each calendar day as a dividend on shares entitled to such dividend. Net income of the Fund consists of all interest income accrued and discount earned on portfolio assets (adjusted for amortization of premium or discount on securities when required for federal income tax purposes), plus or minus any realized short-term gains or losses on portfolio instruments since the previous dividend declaration, less estimated expenses incurred subsequent to the previous dividend declaration. It is not expected that realized or unrealized gains or losses on portfolio instruments will be a meaningful factor in the computation of the Fund's net income. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value or, at the shareholder's option, paid in cash. Net realized long-term capital gains, if any, will be paid not less frequently than annually and reinvested in additional shares of the Fund at net asset value unless the shareholder has elected to receive capital gains in cash. The Fund does not anticipate realizing any significant long-term capital gains or losses.

------
16

Suitability

The Fund is designed as a convenient means for institutional investors with temporary cash balances who seek to obtain income exempt from federal income taxes. Although the Fund is primarily designed for banks and trust companies seeking tax-free investment of short-term funds held in accounts for which the bank or trust company acts in a fiduciary, advisory, agency, custodial or similar capacity, the Fund is equally appropriate for the tax-free investment of short-term funds held by corporations, insurance companies, investment counselors, law firms, investment bankers, brokers, individuals and others.

Because plans qualified under Section 401 of the Internal Revenue Code or other persons exempt from federal income tax will be unable to benefit from the tax-exempt nature of the Fund's dividends, the Fund is not generally suitable for such plans or persons.

How to Buy Fund Shares

In General

Investors may purchase Fund shares on business days (as defined under "Net Asset Value") at the net asset value which is next computed after receipt of a proper purchase order and receipt of payment in federal funds. There are no sales charges.

Purchase by Telephone

To purchase shares of the Fund, first open an account by calling Nuveen on any business day at (800) 858-4084. Information needed to establish the account will be taken over the telephone. An application form should be completed promptly and mailed to the Fund. Federal funds should be wired to:

United Missouri Bank of Kansas City, N.A.

ABA #101000695

Nuveen Tax-Exempt Money Market Fund, Inc.

Account No.   (see above)

Account Name:

The investor will be required to complete an application and mail it to the Fund after making the initial telephone purchase. Subsequent investments may be made by following the same wire transfer procedure.

If an order is received by Nuveen by 12:00 noon, eastern time, and federal funds are received by United Missouri Bank of Kansas City, N.A. on the same day, the order is effective that day. Federal funds should be wired as early as possible, but no later than 3:00 p.m. Eastern Time, to facilitate crediting to the shareholder's account on that day.

Purchase by Mail

Complete an application form and mail it with a check or Federal Reserve draft to Nuveen Tax-Exempt Money Market Fund, Inc., c/o Shareholder Services, Inc., P.O. Box 5330, Denver, CO 80217-5330. The order becomes effective as soon as the check or draft is converted to federal funds. This usually occurs one business day after receipt, but may take longer.

------
17

Commencement of Dividends

Shares are deemed to have been purchased and are entitled to dividends commencing on the day the purchase order becomes effective.

Minimum Investment

The minimum initial investment is $25,000; subsequent investments must be in amounts of $500 or more. Institutions are encouraged to open single master accounts. If, however, an institution wishes to use the Fund's transfer agent's sub-accounting system, these sub-accounts may be aggregated for the purpose of meeting the minimum investment.

Other Shareholder Programs

Exchange Privilege

You may exchange shares of the Fund for shares of any other open-end management investment company with reciprocal exchange privileges advised by Nuveen Advisory (the "Nuveen Funds"), provided that the Nuveen Fund into which shares are to be exchanged is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the Fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen UIT distributions (and any dividends thereon) may be exchanged for shares of the Fund or any other Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may include a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the Fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veteran's Day), exchanges of shares of one of those funds for shares of the Fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal income tax purposes, any such exchange constitures a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of any approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also make exchanges by telephone if a pre-authorized exchange authorization, as provided on the account Application Form, is on file with Shareholder Services, Inc., the Fund's

------
18
shareholder service agent. The exchange privilege may be modified or discontinued at any time.

Additional Information

As transfer agent for the Fund, Shareholder Services, Inc. ("SSI") maintains an account for each shareholder of record. In the interest of economy and convenience, share certificates are not issued unless specifically requested by writing the Fund. No certificates are issued for fractional shares.

Confirmations of each purchase and redemption order as well as monthly statements are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own sub-accounting, same day information as to the Fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the Fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The Fund also reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

How to Redeem Fund Shares

In general

Upon receipt of a proper redemption request on a business day the Fund will redeem its shares at their next determined net asset value. The Fund reserves the right not to honor redemption requests where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received. There is no delay when shares being redeemed were purchased by wiring federal funds and thus purchase by this method is strongly recommended.

Telephone Redemption by Check

Unless you have declined telephone redemption privileges, you may sell fund shares by calling (800) 858-4084. Your redemption must not exceed $50,000 and you may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder on record and mailed to the address on record.

Telephone Redemption by Fedwire

Redemption requests may be made by calling Nuveen at (800) 858-4084. Shareholders wishing to redeem by telephone must have elected this option on an account application form and have returned the form to Nuveen before telephone redemption requests can be accepted. If a redemption request is received by Nuveen by 12:00 noon, Eastern Time, the proceeds are ordinarily wired on the same day to the commercial bank account designated on the shareholder's application form. The shares redeemed do not earn income on the day the proceeds are wired. If the redemption request is received by Nuveen after 12:00 noon, Eastern Time, the shares to be

------
19
redeemed earn income on the day the request is received and proceeds are ordinarily wired the next business day. The Fund reserves the right to charge a fee of approximately $5 for the cost of wire transferred redemptions of less than $5,000. The amount and terms of this fee are subject to change. Telephone redemption is not available to redeem shares for which share certificates have been issued.

Proceeds of telephone redemption of shares will be transferred by Federal Reserve wire only to the commercial bank account specified on the shareholder's application form. In order to establish multiple accounts, or to change the account or accounts designated to receive wire redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each shareholder with each signature guaranteed by a member of an approved Medallion Guarantee Program, or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its option, may limit the timing, amount or frequency of these redemptions. This procedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, SSI and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Written Redemption

Shareholders may redeem their shares by sending a written request for redemption directly to the Fund, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have been changed in the preceding 30 days), the signatures must be guaranteed by a member of an approved Medallion Guarantee Program, or in such other manner as may be acceptable to the Fund. Under normal circumstances payment will be made by check and mailed within one business day (and in no event more than seven days) after receipt of a redemption request in proper form.

Redemption in Kind

The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors reserves the right to have the Fund make payment in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be val-

------
20
ued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund reserves the right to redeem any account with a balance of $5,000 or less. Shareholders will be notified that the value of their account is less than $5,000 and will be allowed 60 days to make additional share purchases before the redemption is processed.

Banks and other organizations through which investors may redeem shares of the Fund may impose charges for redemption. Shareholders should contact such institutions directly regarding any such charges.

Taxes

Federal Income Tax Matters

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company. In order to qualify for treatment as a regulated investment company, the Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that is currently distributed to shareholders. The fund also intends to satisfy conditions which will enable interest income from Municipal Obligations that is exempt from federal income tax in the hands of the Fund, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of interest income on Municipal Obligations may not be exempt from state or local income taxes.

Distributions by the Fund of net interest income received, if any, from temporary investments and net short-term capital gains, if any, realized by the Fund, will be taxable to shareholders as ordinary income. As long as the Fund qualifies as a regulated investment company under the Code, distributions to shareholders will not qualify for the dividends received deduction for corporations. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and the entire amount of distributions to shareholders would be taxable to shareholders as ordinary income.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-free investments, such as shares of the Fund, is not deductible. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the pur-

------
21
chase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Tax-exempt income is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users. Accordingly, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" thereof. Such persons should consult their tax advisers before investing in the Fund.

The Fund may invest in private activity bonds, the interest on which is a specific item of tax preference for purposes of computing the alternative minimum tax on corporations and individuals. This type of private activity bond includes most industrial and housing revenue bonds. Shareholders whose tax liability is determined under the alternative minimum tax will be taxed on their share of the Fund's exempt-interest dividends that were paid from income earned on these bonds. In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certificates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the federal, state and local tax consequences to its shareholders.

State and Local Tax Aspects

The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated exempt interest dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

------
22

General Information

Investor Inquiries

Investor inquiries may be made directly of the Fund in writing or by calling Nuveen, the Fund's distributor (nationwide (800) 858-4084).

Custodian, Shareholder Services Agent and Transfer Agent

The custodian of the Fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial fund accounting and portfolio accounting services. SSI, P.O. Box 5330, Denver, Colorado 80217-5330, is the transfer, shareholder services and dividend paying agent for the Fund and performs bookkeeping, data processing and administrative services incidental to the maintenance of shareholder accounts.

Capital Stock

The Fund was incorporated in Maryland on November 19, 1980. Its authorized capital stock consists of a single class of 5,000,000,000 shares of common stock, $.01 par value. All shares have equal non-cumulative voting rights and equal rights with respect to dividends declared by the Fund and assets upon liquidation. Shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

Independent Public Accountants

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Fund. In addition to audit services, Arthur Andersen LLP provides consultation and assistance on accounting, internal control, tax and related matters. The financial statements of the Fund which follow and the information set forth under "Financial Highlights" have been audited by Arthur Andersen LLP as indicated in their report with respect thereto, and are included in reliance upon the authority of said firm as experts in giving said report.

------
23

                        Annual Report Financial Section

    Contents

26  Portfolio of Investments

33  Statement of Net Assets

34  Statement of Operations

35  Statement of Changes in Net Assets

36  Notes to Financial Statements

39  Financial Highlights

42  Report of Independent Public Accountants

======
25


                Portfolio of Investments

                Tax--Exempt


   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------
                Alabama -- 4.4%

  $5,935,000    Boaz Industrial Development Board (Parker-Hannifin Corporation                     Aa-2     $ 5,935,000
                  Project), Variable Rate Demand Bonds, 3.350%, 9/01/12+
   8,000,000    The Educational Building Authority of the City of Homewood,                      VMIG-1       8,000,000
                  Educational Facilities Revenue Bonds (Samford University Series 1996),
                  Variable Rate Demand Notes, 3.450%, 12/01/21+
   4,000,000    Marshall County Special Obligation School Refunding Warrants,                      A-1+       4,000,000
                  Series 1994, Variable Rate Demand Bonds, 3.350%, 2/01/12+
   4,900,000    McIntosh Industrial Development Board, Pollution Control Revenue                   A-1+       4,900,000
                  (Ciba-Geigy Corporation), Variable Rate Demand Bonds,
                  3.500%, 7/01/04+
-----------------------------------------------------------------------------------------------------------------------
                Arizona -- 8.5%

   7,500,000    Apache County Industrial Development Authority                                   VMIG-1       7,500,000
                  (Tucson Electric Power Co.) Series B, Variable Rate
                  Demand Bonds, 3.300%, 12/15/18+
   9,380,000    Maricopa County, Arizona Pollution Control Corporation,                            A-1+       9,380,000
                  Pollution Control Revenue Refunding Bonds
                  (Arizona Public Service Company Palo Verde Project),
                  1994 Series F, Variable Rate Demand Bonds, 3.450%, 5/01/29+
   2,300,000    Maricopa County, Arizona Pollution Control Corporation,                            A-1+       2,300,000
                  Pollution Control Revenue Refunding Bonds
                  (Arizona Public Service Company Palo Verde Project),
                  1994 Series B, Variable Rate Demand Bonds, 3.450%, 5/01/29+
   3,500,000    Arizona School District Tax Anticipation Note Financing Program,                  SP-1+       3,511,470
                  Tempe Elementary School District No. 3 of Maricopa County, Arizona,
                  Series 1996C, 4.350%, 7/30/97
   5,000,000    Arizona School District Tax Anticipation Note Financing Program,                  SP-1+       5,016,385
                  Peoria Unified School District No. 11 of Maricopa County, Arizona,
                  Series 1996C, 4.350%, 7/30/97
  10,000,000    Arizona School District Tax Anticipation Note Financing Program,                  SP-1+      10,016,052
                  Paradise Valley Unified School District No. 69 of
                  Maricopa County, Arizona, 4.400%, 7/31/97
   6,400,000    Sunset Ranch Certificate Trust Certificates of Participation,                    VMIG-1       6,400,000
                  1991 Series A, Variable Rate Demand Bonds, 3.250%, 12/01/27+
-----------------------------------------------------------------------------------------------------------------------
                Arkansas -- 0.6%

   3,100,000    Arkansas Hospital Equipment Finance Authority                                    VMIG-1       3,100,000
                  (Washington Regional Medical Center),
                  Variable Rate Demand Bonds, 3.350%, 10/01/98+


                26



                                                                                     Nuveen Municipal Money Market Fund
                                                                                        February 28, 1997 Annual Report

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                California -- 2.4%

 $ 3,000,000    State of California 1996-97 Revenue Anticipation Notes, 4.500%, 6/30/97          MIG-1      $ 3,012,153

   9,400,000    Regional Airports Improvement Corporation Facilities, Sublease Revenue            A-1+        9,400,000
                Bonds, Issue of 1985, Lax Two Corporation (Los Angeles International
                Airport), Variable Rate Demand Bonds, 3.500%, 12/01/25+
-----------------------------------------------------------------------------------------------------------------------
                Connecticut -- 2.9%

  15,000,000    Connecticut State Special Assessment Unemployment Compensation                  VMIG-1       15,000,000
                  Advance Fund Revenue Bonds, Series 1993C,Variable Rate Demand
                  Bonds, 3.900%, 11/15/01+, (Mandatory put 7/01/97)
-----------------------------------------------------------------------------------------------------------------------
                District of Columbia -- 3.0%

   3,000,000    District of Columbia General Obligation General Fund Recovery Bonds,            VMIG-1        3,000,000
                  Series 1991B, Variable Rate Demand Bonds, 3.500%, 6/01/03+

   2,000,000    District of Columbia General Obligation Series 1992A-6, Variable Rate           VMIG-1        2,000,000
                  Demand Bonds, 3.550%, 10/01/07+

   7,000,000    District of Columbia General Obligation Series 1992A-5, Variable Rate           VMIG-1        7,000,000
                  Demand Bonds, 3.550%, 10/01/07+

   3,400,000    District of Columbia General Obligation Series 1992A-2, Variable Rate           VMIG-1        3,400,000
                  Demand Bonds, 3.550%, 10/01/07+
-----------------------------------------------------------------------------------------------------------------------
                Florida -- 5.9%

  17,000,000    Florida Housing Finance Agency, Multi-Family 1985 Series D                      VMIG-1       17,000,000
                  (Kings Colony), Variable Rate Demand Bonds, 3.350%, 8/01/06+
   7,000,000    Gulf Breeze Series 1995 A (Florida Municipal Bond Fund), Variable                  A-1        7,000,000
                  Rate Demand Bonds, 3.350%, 3/31/21+
   6,200,000    Miami Health Facilities Authority (Miami Jewish Home and                          Aa-3        6,200,000
                  Hospital for the Aged, Inc.) Series 1992, Variable Rate Demand
                  Bonds, 3.350%, 3/01/12+
-----------------------------------------------------------------------------------------------------------------------
                Georgia -- 4.7%

   7,215,000    Housing Authority of Clayton County, Tax-Exempt Adjustable Mode                   Aa-2        7,215,000
                  Multifamily Housing Revenue Refunding Bonds, Series 1996
                  (BS Partners LP Project), Variable Rate Demand Bonds,
                  3.350%, 9/01/26+

   3,000,000    Columbia Elderly Authority, Residential Care Facilities Revenue Bonds             Aa-3        3,000,000
                  (Augusta Resource Center on Aging Inc.),
                  Variable Rate Demand Bonds, 3.350%, 1/01/21+

  10,705,000    Housing Authority of the County of DeKalb, Georgia, Multifamily Housing            P-1       10,705,000
                   Revenue Refunding Bonds (Lenox Pointe Project), Series 1996A, Variable
                                  Rate Demand Bonds, 3.350%, 11/01/23+


                Portfolio of Investments -- continued

                Tax--Exempt

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------
                Georgia -- continued

 $ 3,200,000    Fulco Hospital Authority (St. Joseph's Hospital of Atlanta) 1989 Revenue        VMIG-1      $ 3,200,000
                  Anticipation Certificates, Commercial Paper, 3.400%, 5/08/97
-----------------------------------------------------------------------------------------------------------------------
                Illinois -- 1.4%

   5,000,000    Illinois Development Finance Authority (Jewish Charities) Fiscal 1996-            A-1+        5,000,000
                  1997B, Variable Rate Demand Notes, 3.350%, 6/30/97

   2,000,000    City of Chicago, Chicago-O'Hare International Airport, Special Facility            P-1        2,000,000
                  Revenue Bonds (American Airlines, Inc. Project), Series 1983C, Variable
                  Rate Demand Bonds, 3.450%, 12/01/17+
-----------------------------------------------------------------------------------------------------------------------
                Kansas -- 1.2%

   6,000,000    Manhattan Industrial Development Board (Parker-Hannifin Corporation),             Aa-2        6,000,000
                  Variable Rate Demand Bonds, 3.350%, 9/01/09+
-----------------------------------------------------------------------------------------------------------------------
                Kentucky -- 3.5%

   3,000,000    Kentucky Governmental Agencies, 1996 Cash Flow Borrowing Program,                  N/R        3,001,420
                  Certificates of Participation, Tax and Revenue Anticipation Notes,
                  4.300%, 6/30/97

  15,000,000    Louisville and Jefferson County Metropolitan Sewer District 1996A,                SP-1       15,000,000
                  Variable Rate Demand Bonds, 3.350%, 3/27/97
-----------------------------------------------------------------------------------------------------------------------
                Louisiana -- 2.1%

   7,000,000    Louisiana Public Facilities Authority (Schwegmann Westside Expressway              A-2        7,000,000
                  Project) Industrial Development Revenue, Variable Rate Demand Bonds,
                  3.550%, 12/01/12+

   4,000,000    Hammond Industrial Development Board (Schwegmann Westside                          A-2        4,000,000
                  Expressway Project), Variable Rate Demand Bonds, 3.550%, 11/01/14+
-----------------------------------------------------------------------------------------------------------------------
                Maryland -- 4.6%

  14,000,000    Maryland Economic Development Corporation, Adjustable Rate Pooled                 A-1+       14,000,000
                  Financing (Maryland Municipal Bond Fund) Series 1995, Variable Rate
                  Demand Bonds, 3.300%, 6/01/20+

   9,940,000    Maryland Industrial Development (Baltimore International Culinary                  A-1        9,940,000
                  College), Variable Rate Demand Bonds, 3.550%, 5/01/24+
-----------------------------------------------------------------------------------------------------------------------
                Massachusetts -- 2.4%

  12,600,000    The Commonwealth of Massachusetts, Dedicated Income Tax Bonds,                  VMIG-1       12,600,000
                  Fiscal Recovery Loan, Act of 1990, Series B, Variable Rate Demand
                  Bonds, 3.400%, 12/01/97
                ====
                28


                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report



   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Michigan -- 6.2%

 $ 1,200,000    Michigan State Strategic Fund Pollution Control (Consumers Power                    P-1     $ 1,200,000
                  Company), Variable Rate Demand Bonds, 3.450%, 4/15/18+
   7,000,000    Detroit City School District Wayne County State School Aid Notes                  SP-1+       7,006,231
                  (Limited Tax General Obligation), Series 1996, 4.500%, 5/01/97
  11,800,000    Detroit Downtown Development Authority (Millender Center Project),               VMIG-1      11,800,000
                  Variable Rate Demand Bonds, 3.500%, 12/01/10+
  12,000,000    Regents of The University of Michigan, Hospital Revenue Bonds, Series            VMIG-1      12,000,000
                  1995A, Adjustable Rate Demand Bonds, 3.500%, 12/01/27+
-----------------------------------------------------------------------------------------------------------------------
                Minnesota -- 2.4%

   5,000,000    Bloomington Port Authority, Tax Increment Revenue Refunding Bonds                VMIG-1       5,000,000
                  (Mall of America Project) Series 1995A, Variable Rate Demand
                  Bonds, 3.350%, 2/01/13+
   7,500,000    St. Paul Housing and Redevelopment Authority, Parking Revenue                    VMIG-1       7,500,000
                  Bonds, Series 1995B, Variable Rate Demand Bonds, 3.430%, 8/01/17+
-----------------------------------------------------------------------------------------------------------------------
                Missouri -- 6.2%

   7,000,000    Health and Educational Facilities Authority of the State of Missouri,              A-1+       7,000,000
                  Health Facilities Revenue Bonds (St. Francis' Medical Center),
                  Series 1996A, Variable Rate Demand Bonds, 3.400%, 6/01/26+
   1,450,000    Health and Educational Facilities Authority of the State of Missouri,            VMIG-1       1,450,000
                  Educational Facilities Revenue Bonds (Drury College),
                  Series 1996A, Variable Rate Demand Bonds, 3.450%, 8/15/21+
  10,700,000    Missouri Health and Educational Facilities Authority, Health Facilities            A-1+      10,700,000
                  Revenue Bonds (SSM Health Care Project), Series 1995B, Variable
                  Rate Demand Obligations, 3.300%, 6/01/22+
   3,500,000    Kansas City Industrial Development (Research Health System), Variable            VMIG-1       3,500,000
                  Rate Demand Bonds, 3.500%, 4/15/15+
   1,100,000    Kansas City Industrial Development Authority (Research Health System),           VMIG-1       1,100,000
                  Variable Rate Demand Bonds, 3.500%, 10/15/15+
   8,300,000    St. Louis Land Clearance Redevelopment Authority, Parking Facility               VMIG-1       8,300,000
                  Revenue Refunding Bonds, Series 1996, Variable Rate Demand Bonds,
                  3.600%, 9/01/19+
-----------------------------------------------------------------------------------------------------------------------
                Nebraska -- 0.9%

   4,430,000    Scotts Bluff County Hospital Authority, Elderly Residential Facility (West          A-1       4,430,000
                  Village), GNMA, Variable Rate Demand Bonds, 3.500%, 12/01/31+


                29


                Portfolio of Investments -- continued
                Tax--Exempt

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------

                Nevada -- 1.9%

$ 10,000,000    Clark County Airport System, Refunding Revenue Bonds, Series 1993A,             VMIG-1     $ 10,000,000
                  Variable Rate Demand Bonds, 3.250%, 7/01/12+
-----------------------------------------------------------------------------------------------------------------------
                New York -- 1.4%

   7,000,000    New York City Commercial Paper, Series J-3, 3.350%, 3/17/97                       A-1+        7,000,000
-----------------------------------------------------------------------------------------------------------------------
                North Carolina -- 1.7%

   9,000,000    North Carolina Eastern Municipal Power Agency, Power System                       A-1+        9,000,000
                  Revenue, Series 1988B, Commercial Paper, 3.500%, 4/10/97
-----------------------------------------------------------------------------------------------------------------------
                Ohio -- 3.7%

  10,000,000    Ohio School Districts, 1996 Cash Flow Borrowing Program, Certificates            MIG-1       10,016,875
                  of Participation, Revenue Anticipation Notes of Certain Ohio School
                  Districts, Series B, 4.530%, 6/30/97

   5,000,000    Dublin City School District, Franklin, Delaware and Union Counties,              MIG-1        5,006,798
                  Ohio, School Building Construction and Improvement Notes, Series
                  1996 (General Obligation -- Unlimited Tax), 4.000%, 6/10/97

   4,000,000    University of Cincinnati General Receipt Bond Anticipation Notes,                MIG-1        4,000,906
                  Series S1, 3.750%, 3/20/97
-----------------------------------------------------------------------------------------------------------------------
                Oregon -- 1.6%

   8,000,000    Port of Morrow (Portland G.E. Company Boardman Project), Variable Rate          VMIG-1        8,000,000
                  Demand Bonds, 3.500%, 10/01/13+
-----------------------------------------------------------------------------------------------------------------------
                Pennsylvania -- 3.6%

   1,635,000    Allegheny County Hospital Development Authority (Presbyterian-                  VMIG-1        1,635,000
                  University Health System), Variable Rate Demand Bonds,
                  3.350%, 3/01/18+

   3,370,000    Montgomery County Higher Education and Health Authority, Series                 VMIG-1        3,370,000
                  1995 (Philadelphia Presbytery Homes, Inc.), Variable Rate Demand
                  Bonds, 3.350%, 7/01/25+

   8,000,000    City of Philadelphia, Pennsylvania, General Obligation Bonds, Series            VMIG-1        8,000,000
                  1990, Commercial Paper, 3.500%, 4/07/97

   5,345,000    Washington County Authority, Higher Education Pooled Equipment                  VMIG-1        5,345,000
                  Lease Revenue Bonds, Series 1985A, Variable Rate Demand Bonds,
                  3.350%, 11/01/05+
-----------------------------------------------------------------------------------------------------------------------
                South Dakota -- 2.3%

  11,935,000    South Dakota Health and Education Facility (McKennan Hospital), Series          VMIG-1       11,935,000
                  1994, Variable Rate Demand Revenue Bonds, 3.350%, 7/01/14+

                =====
                30


                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report


  Principal                                                                                                  Amortized
     Amount     Description                                                                   Ratings*             Cost
-----------------------------------------------------------------------------------------------------------------------
                Tennessee -- 5.6%

 $16,000,000    The Public Building Authority of the City of Clarksville, Tennessee,               A-1+     $16,000,000
                  Adjustable Rate Pooled Financing Revenue Bonds, Series 1994
                  (Tennessee Municipal Bond Fund), Variable Rate Demand Bonds,
                  3.300%, 6/01/24+

   4,675,000    Loudon Water and Sewer Revenue Refunding Bonds, Series 1996,                       Aa-2       4,675,000
                  Variable Rate Demand Bonds, 3.350%, 9/01/06+

   8,000,000    The Public Building Authority of the County of Montgomery, Tennessee,               P-1       8,000,000
                  Adjustable Rate Pooled Financing Revenue Bonds, Series 1996
                  (Montgomery County Loan), 3.300%, 7/01/19+
-----------------------------------------------------------------------------------------------------------------------
                Texas -- 5.8%

   6,000,000    State of Texas Tax and Revenue Anticipation Notes, Series 1996,                   MIG-1       6,035,810
                  4.750%, 8/29/97

   3,000,000    Texas Health Facilities Development Corporation (North Texas Pooled              VMIG-1       3,000,000
                  Health Program), Variable Rate Demand Bonds, 3.350%, 5/31/25+

   1,700,000    Angelina and Neches River Authority, Solid Waste Disposal, Variable                 P-1       1,700,000
                  Rate Demand Bonds, 3.450%, 5/01/14+

   2,700,000    Guadalupe-Blanco River Authority, Pollution Control Revenue Refunding            VMIG-1       2,700,000
                  Bonds (Central Power and Light Company Project), Series 1995,
                  Variable Rate Demand Bonds, 3.500%, 11/01/15+

   8,400,000    North Central Texas Health Facilities Development Corporation, Hospital             A-1       8,400,000
                  Revenue Bonds, Series 1985-B (Methodist Hospitals of Dallas),
                  Variable Rate Demand Bonds, 3.450%, 10/01/15+

   4,900,000    Plano Health Facilities Development Corporation, Unit Priced Demand              VMIG-1       4,900,000
                  Adjustable Hospital Revenue Bonds (Children's and Presbyterian
                  Healthcare Center of North Texas Project), Commercial Paper,
                  3.500%, 5/27/97

   3,350,000    Sabine River Authority of Texas, Collateralized Pollution Control Revenue        VMIG-1       3,350,000
                  Refunding Bonds (Texas Utilities Electric Company Project), Series
                  1996A, Variable Rate Demand Bonds, 3.500%, 3/01/26+
-----------------------------------------------------------------------------------------------------------------------
                Washington -- 5.0%

  13,745,000    Washington State Housing Finance Commission, Nonprofit Revenue                      A-1      13,745,000
                  Bonds (Emerald Heights Project), Series 1990, Variable Rate Demand
                  Bonds, 3.450%, 1/01/21+

   3,200,000    Spokane County, Washington, Current Expense Fund Tax Anticipation                   N/R       3,200,000
                  Notes, Series 1996A, 4.000%, 6/30/97

   9,000,000    Washington Student Loan Agency, Series 1984A, Variable Rate Demand               VMIG-1       9,000,000
                  Bonds, 3.550%, 1/01/01+

                =====
                31


                Portfolio of Investments -- continued

                Tax--Exempt

   Principal                                                                                                  Amortized
      Amount    Description                                                                   Ratings*            Costs
-----------------------------------------------------------------------------------------------------------------------
                Wisconsin -- 3.7%

$  1,000,000    Wisconsin Health and Educational Facilities Authority, Series 1996B                A-1     $  1,000,000
                  (Riverview Hospital Association Wisconsin Rapids), Variable Rate
                  Demand Bonds, 3.500%, 10/01/26+

   4,000,000    Beaver Dam Unified School District Dodge County, Wisconsin, Bond                 MIG-1        4,004,620
                  Anticipation Notes, 3.850%, 10/14/97

  10,000,000    Milwaukee Short-Term School Order Notes, Series 1996B, Revenue                   MIG-1       10,033,114
                  Anticipation Notes, 4.250%, 8/21/97

   3,805,000    River Falls Commercial Development Revenue Refunding (Erdeco                      Aa-2        3,805,000
                  Partnership Project), Variable Rate Demand Bonds,
                  3.430%, 11/01/13+
-----------------------------------------------------------------------------------------------------------------------
$513,415,000    Total Investments -- 99.6%                                                                  513,576,834
-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities -- 0.4%                                                         1,826,224
                -------------------------------------------------------------------------------------------------------
                Net Assets -- 100%                                                                         $515,403,058
                =======================================================================================================
                . Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                N/R--Investment is not rated.

                + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect.
                  This rate changes periodically based on market conditions or a specified market index.

                32


                                 See accompanying notes to financial statements.

Statement of Net Assets                       Nuveen Municipal Money Market Fund
February 28, 1997                               February 28, 1997 Annual Report



--------------------------------------------------------------------------------------------------------
Assets
Investments in short-term municipal securities, at amortized cost (note 1)                  $513,576,834
Receivables:
  Interest                                                                                     2,982,175
  Investments sold                                                                               430,000
Other assets                                                                                      19,375
--------------------------------------------------------------------------------------------------------
     Total assets                                                                            517,008,384
--------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                   175,596
Accrued expenses:
  Management fees (note 3)                                                                       157,550
  Other                                                                                           96,628
Dividends payable                                                                              1,175,552
--------------------------------------------------------------------------------------------------------
     Total liabilities                                                                         1,605,326
--------------------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding (note 4)                                        $515,403,058
========================================================================================================
Shares outstanding                                                                           515,403,058
========================================================================================================
Net asset value, offering and redemption
  price per share (net assets divided by shares outstanding)                                $       1.00
========================================================================================================

=====
33                               See accompanying notes to financial statements.

Statement of Operations
Year ended February 28, 1997


-------------------------------------------------------------------------------
Investment Income

Tax-exempt interest income (note 1)                                 $18,993,553
-------------------------------------------------------------------------------

Expenses
  Management fees (note 3)                                            2,136,925
  Shareholders' servicing agent fees and expenses                        21,713
  Custodian's fees and expenses                                         110,419
  Directors' fees and expenses (note 3)                                   6,220
  Professional fees                                                      24,588
  Shareholders' reports -- printing and mailing expenses                 47,577
  Federal and state registration fees                                     3,235
  Other expenses                                                         18,319
-------------------------------------------------------------------------------
Total expenses                                                        2,368,996
-------------------------------------------------------------------------------
Net investment income                                                16,624,557
Net realized gain from investment transactions (notes 1 and 2)           21,201
-------------------------------------------------------------------------------
Net increase in net assets from operations                          $16,645,758
===============================================================================


=====
34                              See accompanying notes to financial statements.


                                                                       Nuveen Municipal Money Market Fund
                                                                          February 28, 1997 Annual Report


Statement of Changes in Net Assets
                                                                  Year ended 2/28/97   Year ended 2/29/96
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $    16,624,557      $    23,052,780
Net realized gain from investment transactions (notes 1 and 2)                21,201                9,200
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                16,645,758           23,061,980
---------------------------------------------------------------------------------------------------------
Distributions To Shareholders (Note 1)                                   (16,645,758)         (23,061,980)
---------------------------------------------------------------------------------------------------------
Share Transactions
  (at a constant net asset value of $1 per share) (note 1)
Net proceeds from sale of shares                                       2,793,785,234        3,673,148,811
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                     6,431,423            7,738,987
---------------------------------------------------------------------------------------------------------
                                                                       2,800,216,657        3,680,887,798
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (2,894,867,006)      (3,830,078,044)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from share transactions            (94,650,349)        (149,190,246)
Net assets at the beginning of the year                                  610,053,407          759,243,653
---------------------------------------------------------------------------------------------------------
Net assets at the end of the year                                    $   515,403,058      $   610,053,407
=========================================================================================================

======
35                                                        See accompanying notes to financial statements.

Notes to Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The Fund invests in short-term municipal securities maturing within one year from the date of acquisition. Securities with a maturity of more than one year in all cases have variable rate and demand features qualifying them as short-term securities and are traded and valued at amortized cost. On a dollar-weighted basis, the average maturity of all such securities must be 90 days or less (at February 28, 1997, the dollar-weighted average life was 30 days).

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its purchase commitments. At February 28, 1997, there were no such purchase commitments.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Tax-exempt net investment income, adjusted for realized short-term gains and losses on investment transactions, is declared as a dividend to shareholders of record as of the close of each business day and payment is made or reinvestment is credited to shareholder accounts after month-end.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its tax-exempt net investment income, including any net realized capital gains from investment transactions. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All income dividends paid during the fiscal year ended February 28, 1997, have been designated Exempt Interest Dividends.

=====
36

                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report


Insurance Commitments

The Fund has obtained commitments (each a "Commitment") from Municipal Bond Investors Assurance Corporation ("MBIA") with respect to certain designated bonds held by the Fund for which credit support is furnished by banks ("Approved Banks") approved by MBIA under its established credit approval standards. Under the terms of a Commitment, if the Fund were to determine that certain adverse circumstances relating to the financial conditions of the Approved Banks had occurred, the Fund could cause MBIA to issue a "while-in-fund" insurance policy covering the underlying bonds; after time and subject to further terms and conditions, the Fund could obtain from MBIA an "insured-to-maturity" insurance policy as to the covered bonds. Each type of insurance policy would insure payment of interest on the bonds and payment of principal at maturity. Although such insurance would not guarantee the market value of the bonds or the value of the Fund's shares, the Fund believes that its ability to obtain insurance for such bonds under such adverse circumstances will enable the Fund to hold or dispose of such bonds at a price at or near their par value.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended February 28, 1997.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investment securities during the fiscal year ended February 28, 1997, aggregated $2,137,344,449 and $2,231,082,075, respectively.

For Federal income tax purposes, the cost of investments owned at February 28, 1997, was the same as the cost for financial reporting purposes.

3. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, as follows:

Average daily net asset value                         Management fee
------------------------------------------------------------------------
For the first $500 million                                .400 of 1%
For the next $500 million                                 .375 of 1
For the next $1 billion                                   .350 of 1
For net assets over $2 billion                            .325 of 1
---------------------------------------------------------------------

=====
37

The management fee is reduced by, or the Adviser assumes certain Fund expenses in an amount necessary to prevent the Fund's total expenses (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .45 of 1% of the average daily net asset value of the Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

4. COMPOSITION OF NET ASSETS

At February 28, 1997, the Fund had 5 billion shares of $.01 par value stock authorized. Net assets consisted of $515,403,058 paid-in capital.

5. INVESTMENT COMPOSITION

The Fund invests in municipal securities which include general obligation and revenue bonds. At February 28, 1997, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

---------------------------------------------------------------------
Revenue Bonds:
  Health Care Facilities                                          20%
  Pollution Control Facilities                                    19
  Housing Facilities                                               8
  Educational Facilities                                           6
  Transportation                                                   5
  Water/Sewer Facilities                                           4
  Electrical Utilities                                             2
  Lease Rental Facilities                                          1
  Other                                                           16
General Obligation Bonds                                          19
---------------------------------------------------------------------
                                                                 100%
=====================================================================

At February 28, 1997, 86% of the investments owned by the Fund have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments.

=====
38

                             Financial Highlights

               FINANCIAL HIGHLIGHTS


               Selected data for a share outstanding throughout each period is as follows:

                                                    Income from
                                               Investment Operations          Less Distributions
                                               ---------------------          ------------------

                                                                 Net
                                   Net                  realized and     Dividends                         Net     Total
                                 asset                    unrealized     from tax-                       asset    return
                                 value           Net     gain (loss)    exempt net     Distributions     value    on net
                             beginning    investment            from    investment      from capital    end of     asset
                             of period        income     investments        income             gains    period     value
-------------------------------------------------------------------------------------------------------------------------

Year ended,
  2/28/97                       $1.000         $.031    $         --       $(.031)    $           --    $1.000      3.11%
  2/29/96                        1.000          .034              --        (.034)                --     1.000      3.42
  2/28/95                        1.000          .027              --        (.027)                --     1.000      2.69
  2/28/94                        1.000          .020              --        (.020)                --     1.000      2.04
  2/28/93                        1.000          .026              --        (.026)                --     1.000      2.57
 10/1/91 to 2/29/92              1.000          .016              --        (.016)                --     1.000      1.56

Year ended,
 9/30/91                         1.000          .049              --        (.049)                --     1.000      4.85
 9/30/90                         1.000          .058              --        (.058)                --     1.000      5.75
 9/30/89                         1.000          .060              --        (.060)                --     1.000      6.00
 9/30/88                         1.000          .049              --        (.049)                --     1.000      4.89
-------------------------------------------------------------------------------------------------------------------------
               *Annualized.

                                              Nuveen Municipal Money Market Fund
                                                 February 28, 1997 Annual Report



      Ratios/Supplemental Data
-----------------------------------------------
                                          Ratio
                                         of net
                      Ratio of       investment
     Net assets       expenses        income to
  end of period     to average          average
 (in thousands)     net assets       net assets
-----------------------------------------------

     $  515,403            .44%            3.10%
        610,053            .44             3.43
        759,244            .44             2.65
        975,833            .42             2.04
      1,597,014            .40             2.58
      2,332,021            .39*            3.71*

      1,927,583            .38             4.81
      1,800,966            .40             5.74
      1,756,725            .39             6.02
      2,044,479            .39             4.90
-----------------------------------------------

Report of Independent Public Accountants



To the Board of Directors and Shareholders of Nuveen Tax-Exempt Money Market Fund, Inc.:

We have audited the accompanying statement of net assets of Nuveen Tax-Exempt Money Market Fund, Inc. (a Maryland corporation), including the portfolio of investments, as of February 28, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Tax-Exempt Money Market Fund, Inc. as of February 28, 1997, the results of its operations for the year then ended the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Chicago, Illinois
April 11, 1997

Fund Information


Board of Directors
Robert P. Bremner

Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Margaret K. Rosenheim

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413


Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330

(800) 621-7227


Legal Counsel
Fried, Frank, Harris, Shriver
  & Jacobson
Washington, DC


Public Accountants
Arthur Andersen LLP
Chicago, Illinois

                   Serving Investors
                   for Generations


[PHOTO OF          Since our founding in 1898, John Nuveen & Co. has been
JOHN NUVEEN, SR.   synonymous with investments that withstand the test of time.
APPEARS HERE]      Today, we offer a broad range of investments designed for
                   mature investors whose portfolios are the principal source of
John Nuveen, Sr.   their ongoing financial security. More than 1.3 million
                   investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

                   A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

                   To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286
(800) 621-7227